Exhibit 99.1

TCF Financial Corporation Foundational strength. Visionary future TCF Financial Corporation 2012 Second Quarter Investor Presentation
1

Table of Contents Corporate Profile 3 Revenue & Expenses 7 Credit Quality12 Capital 18 Balance Sheet Growth 20 Appendix 29
2

$17.9 billion national bank holding company headquartered in Minnesota
37thlargest publicly-traded U.S. based bank holding company by asset size
431 bank branches in eight states,
26thlargest U.S. branch network
Five campus alliances; 5thlargest in campus card banking relationships
Over 660 ATMs available free to TCF customers; 207 off-site
Total equity to total assets of 9.83%
Tangible realized common equity of 7.50%1
85% of total assets are loans & leases
Corporate Profile
At June 30, 2012
1
36
7
109
25
53
195
5
Well-Diversified Loan Portfolio
($ millions)
$1,457
$6,842
$3,523
$3,151
Commercial
Lending
25%
Consumer Real Estate and Other
63%
At 12/31/01
$5,242
$2,045
$957
1 See “Reconciliation of GAAP to Non-GAAP
Measures –Tangible Realized Common Equity” slide
2 Quarterly Average
3 Annualized
At 6/30/12
Branch Summary
Leasing & Equipment Finance 12%
Leasing & Equipment Finance 21%
Inventory Finance 9%
Consumer Real Estate and Other 45%
Commercial Lending 23%
Auto Finance 2%
$262
$6,053
$1,609
$4,637
$748
Savings 46%
Checking 36%
CDs 12%
Money Market 6%
Low-Cost Deposit Base2
At 6/30/12
($ millions)
Average interest rate on deposits: .31%3

3

TCF: Strategy and Philosophy
Convenience
TCF attracts a large and diverse customer base by offering a host of convenient banking services:
Reintroduced Free Checking on June 26, 2012
Traditional, supermarket and campus branches open seven days a week
Free debit cards, free coin counting and free withdrawals at over 660 ATMs
TCF Free Online Banking
TCF Free Mobile Banking
Customer-friendly checking options
National Lending Platforms
Focus on asset growth through disciplined expansion of national secured lending platforms
Strong credit performance of these businesses throughout the financial crisis
Conservative Corporate Philosophy
Secured and diversified lender
Conservative underwriting
Conservative accounting
Minimized interest-rate risk
Prudent capital and liquidity management

4

What Makes TCF Different
As a % of total assets:
Net interest income 2 4.44% 3.09%
Total non-interest income 2,3 2.23% 1.20%
Total revenue 2,3 6.67% 4.29%
Pre-tax pre-provision profit 2,3, 42.13% 1.57%
Securities 4.2% 25.7%
Loans and leases 85.3% 59.2%
Deposits 76.7% 74.2%
Borrowings 11.7% 13.0%
Net interest margin 24.86% 3.54%
Yield on loans 25.01% 4.87%
Yield on securities 23.17% 2.43%
Rate on deposits 2.31% .57%
TCF 2Q12
Banks $10-$50 billion in total assets 1Q12 Average1
TCF has a higher margin because it has more loans at a higher rate and more deposits at a lower rate
TCF has more fee income because it has a high number of retail checking accounts, as well as fee income from its national lending businesses
1 Excludes TCF
2 Annualized
3 Excludes gains on sales of securities and non-recurring revenue (see “Reconciliation of GAAP to Non-GAAP Measures –Revenue Ratios” slide)
4 Total revenue less non-interest expense

5

The Evolution of TCF
TCF is taking proactive steps to better position itself for long-term success
Expansion of National Lending Programs (2011 and Forward)
The addition of BRP and Gateway One and the creation of TCF Capital Funding have resulted in disciplined asset growth and further diversification of TCF’s loan portfolio
Functionally Organized Management Structure (January 2012)
Emphasis on Enterprise Risk Management, Lending, Funding and Corporate Development has created a highly responsive and performance driven culture
Balance Sheet Repositioning (March 2012)
The elimination of high-cost, long-term debt has allowed TCF to reset its balance sheet, reduce mark-to-market risk on securities and recognize an increase in net interest margin
Prudential Bank & Trust Deposit Acquisition (June 2012)
The acquisition of $778 million of deposits provides a diversified and stable portfolio of deposit funding from accounts located throughout the U.S.
Preferred Stock and Subordinated Debt Offerings and Trust Preferred Redemption (June 2012)
The $172.5 million preferred stock and $110 million subordinated debt offerings will support current and future asset growth opportunities and improve TCF’s overall capital position while allowing for the redemption of TCF’s trust preferred securities, which are soon set to be phased out from qualifying as Tier 1 capital
The Return of TCF Free Checking (June 2012)
With recent deposit product changes by virtually all of its large bank competitors, TCF returned to its roots through the reintroduction of TCF Free Checking

6

Revenues & Expenses
7

Diversified Core Revenue Base1
Core Revenues1
Mix of Core Non-Interest Income1
($ millions)
48%
8%
30%
14%
At June 30, 2012
($ millions)
66%
34%
Non-Interest Income $100, or 2.23% of total assets2
$298 Million
$100 Million
Strong core revenues1–6.67 % of total assets2
Opportunity to increase fee revenue from national lending business with Gateway One acquisition
Balance sheet repositioning significantly increases TCF’s ability to maximize net interest income moving forward
Banking Fees and Service Charges $48
Card Revenue $14
National Lending Businesses $30
ATM Revenue and Other $8
Net Interest Income $198,or 4.44% of total assets2
1 Quarter-to-date, core revenues and non-interest income exclude gains on securities of
$13.1 million in the second quarter
2 Annualized

8

National Lending Business Revenue Mix
National Lending Business Non-interest Income as a Percent of Total Non-interest Income
National lending business non-interest income
20%
19%
23%
31%
30%
0%
5%
10%
15%
20%
25%
30%
35%
6/11
9/11
12/11
3/12
6/12
($ millions):
$23
$22
$21
$27
$30

9

Gains on sales of auto loans and other revenue
Banking fees
Net interest income
Core Revenue1
($ millions)
$269
$298
$291
$292
$266
0
50
100
150
200
250
300
6/11
9/11
12/11
3/12
6/12
1 Core revenue excludes gains on securities of $(.2) million, $1.6 million, $5.8 million, $76.6 million and
$13.1 million at 6/11, 9/11, 12/11, 3/12 and 6/12, respectively
2 Annualized
Core revenue1as a % of total assets
26.17%
6.12%
5.60%
6.03%
6.67%

10

Core Operating Expenses 1
Other
Deposit Premiums & Marketing
Occupancy
Compensation & Benefits
$180
$183
$174
$169
$169
0
50
100
150
200
6/11
9/11
12/11
3/12
6/12
Increase in compensation expense due to investment in growth of diverse, revenue-producing national lending businesses
($ millions)
1 See “Reconciliation of GAAP to Non-GAAP Measures –Core Operating Expenses” slide

11

Credit Quality
12

Credit Quality Summary
2012 Outlook
Look for declines in non-performing assets through REO sales, paydowns  and loans returning to accrual status based on performance
Look for modest improvements in consumer real estate credit quality as home values are stabilizing
Improving work-out environment for commercial real estate non-performing assets
Look for continued strong credit performance in the national lending businesses

13

Credit Quality Trends
($ millions)
60+ Delinquencies
1.34%
1.42%
1.63%
1.55%
1.51%
1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
6/11
9/11
12/11
3/12
6/12
Consumer Real Estate
$364
$379
$433
$445
$466
$149
$129
$51
$88
$98
$110
$103
0
100
200
300
400
500
6/11
9/11
12/11
3/12
6/12
Consumer Real Estate
Consumer Real Estate (criticized)
Commercial
Accruing TDRs
Non-Accrual Loans & Leases
Leading Indicators
Loss Mitigation
Working Out
$399
$390
$330
$315
$300
250
300
350
400
450
6/11
9/11
12/11
3/12
6/12
Commercial
Classified Assets
$151
$149
$149
$149
$141
$140
$133
$128
$136
$150
$30
$26
$21
$21
$31
0
50
100
150
200
250
6/11
9/11
12/11
3/12
6/12
Consumer Real Estate
Commercial
National Lending Businesses

14

Credit Quality Trends (continued)
($ millions)
$94
$88
$88
$85
$83
$127
$126
$136
$130
$135
0
50
100
150
6/11
9/11
12/11
3/12
6/12
Commercial
Consumer
$42
$42
$47
$42
$43
Real Estate Owned
$255
$254
$256
$265
$274
200
225
250
275
300
6/11
9/11
12/11
3/12
6/12
Allowance for Loan and Lease Losses
Net-Charge-offs1
Maximize Value
Adequate Coverage
Minimize Loss
Allowance /
Loans &
Leases: 1.8% 1.8% 1.8% 1.7% 1.8%
1 Based on trailing 12 months
2.00%
2.15%
2.18%
2.21%
2.20%
1.43%
1.22%
1.15%
.70%
.87%
.61%
.46%
.34%
.28%
.21%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
6/11
9/11
12/11
3/12
6/12
Consumer Real Estate
Commercial
National Lending Businesses

15

Consumer Real Estate TDRs
At June 30, 2012
TCF held $466 million of accruing modified consumer real estate loans that are considered TDRs (weighted average rate of 4%), a net increase of $21 million, or 4.6%, from March 31, 2012
$336 million are rated Pass1, $70 million are Special Mention2, $60 million are Substandard3
The reserves of $65.6 million, or 14.1%, are based on the net present value of expected cash flows
Second quarter annualized net charge-offs of 6.7%
The over 60-day delinquency rate4was 8.1%, up from 7.1% at March 31, 2012
Approximately 68% were permanent modifications and 5.4% of the accruing permanent modifications were over 60-days delinquent4
1 Pass –Accruing TDRs that are current and have received at least six months of non-delinquent payment performance (loans modified more than six months ago).
2 Special Mention –Accruing TDRs that are current, but have not made six payments yet following modification (current, but modified within the past six months).
3 Substandard –All delinquent accruing TDRs (30 or more days past due). Includes Pass or Special Mention classified TDRs that subsequently become delinquent (one or more months past due).
4 Excludes non-accrual loans

16

Consumer Real Estate TDR Process
Loans modified to assist qualifying customers with their financial hardship by lowering their monthly loan payments
Individually underwrite each TDR following face-to-face, in-property interview
Generally determine interest rate and payment based on debt-to-income ratio of 38%
Program terms up to five-years with interest/payment reduction, generally no principal forgiven
These customers can make payments and want to stay in their houses!

17

Capital
18

Capital Ratios – Holding Company
Capital Ratios                    1Q12                 2Q12
Tangible Realized common equity 7.36%1 7.50%1
Total equity to total assets 8.69% 9.83%
Total tier 1 common capital 9.04%2     9.26%2
Tier 1 leverage capital  7.68%  8.64%
Total risk-based capital 11.88% 13.11%
Issued $172.5 million of 7.50% Series A Non-Cumulative Perpetual Preferred Stock on June 25th  (Tier 1 Capital)
Issued $110 million of subordinated debt on June 6th  (Tier 2 Capital)
Submitted a redemption notice to redeem $115 million of 10.75% trust preferred securities; redemption date – July 30, 2012  (excluded as Tier 1 Capital at 2Q12)
1 See “Reconciliation of GAAP to Non-GAAP Measures – Tangible Realized Common Equity” slide
2 See “Reconciliation of GAAP to Non-GAAP Measures – Total Tier 1 Common Capital Ratio” slide

19

Balance Sheet Growth
20

Strong Deposit Franchise
On June 1, 2012, TCF completed the acquisition of approximately $778 million of deposits from Prudential Bank & Trust
Quarterly Average Balances
($ millions)
$9,849
$11,386
$11,455
$12,103
$13,047
8,000
9,000
10,000
11,000
12,000
13,000
14,000
12/08
12/09
12/10
12/11
6/12
Average rate1: 1.51% .74% .46% .32% .31%
% of total deposits:
Checking 40% 36% 38% 37% 36%
Savings & Money Market35% 52% 53% 54% 52%
CDs 25% 12% 9% 9% 12%
1 Quarter-to-date (annualized)

21

Loan & Lease Balances
($ millions)
Diverse Products and Geographies
$13,346
$14,591
$14,788
$14,150
$15,235
10,000
11,000
12,000
13,000
14,000
15,000
16,000
12/08
12/09
12/10
12/11
6/12

% of total loans & leases:
Consumer RE & Other 55% 50% 49% 49% 45%
Commercial 26% 26% 25% 25% 23%
Leasing & Equip. Fin. 19% 21% 21% 22% 21%
Inventory Finance --% 3% 5% 4% 9%
Auto Finance --% --% --% --% 2%

22

Loan & Lease Geographic Diversification
Consumer Real Estate and Other
At 6/30/12:
($ millions)
Commercial Real Estate and Commercial Business
Inventory Finance
Auto Finance
Leasing and Equipment Finance
Total
Minnesota $ 2,707.6 $922.3 $91.8 $ 44.2 $5.8 $3,771.7
Illinois 2,073.2 785.3 104.5  40.5 16.7 3,020.2
Michigan 856.7 665.7 126.1 53.1 5.6 1,707.2
Wisconsin 434.8 656.8 57.1 49.0 .6 1,198.3
Colorado 586.2 103.8 40.8 15.4 4.9 751.1
California 39.9 16.6 409.0 47.1 55.0 567.6
Texas .2 9.5 256.5 86.5 16.1 368.8
Canada ----2.4 340.0 -- 342.4
Florida 2.6 50.7 162.6 68.4 16.5 300.8
New York 2.1--170.2 57.7 1.4 231.4
Ohio 2.0 36.8 132.4 48.0 3.4 222.6
Indiana 22.4 100.9 57.2 27.1 3.0 210.6
Pennsylvania .5 -- 131.4 47.9 6.9 186.7
Arizona 49.23 1.8 70.0 16.4 10.8 178.2
Other 63.4 142.9 1,339.1 516.0 115.5 2,176.9
Total $6,840.8 $3,523.1 $3,151.1 $ 1,457.3 $262.2 $15,234.5

23

Leasing & Equipment Finance
Core PortfolioAcquired Portfolio
(Balances in $ millions)1
At June 30, 2012
$3,212
$3,216
$2,545
$3,177
$3,232
0
1,000
2,000
3,000
4,000
12/08
12/09
12/10
12/11
6/12
13thlargest bank-affiliated leasing company and 29thlargest equipment finance/leasing company in the U.S.
Diverse equipment types
23% specialty vehicles, 14% manufacturing, 13% medical, 11% construction
431 employees
2Q12 fee revenue of $23 million, 23% of total fees and other revenue
5.48% average yield3
2Q12 originations are up 25% from same 2011 period
Over 60-day delinquency rate .05%2
Net charge-offs: 201020112012
1.00%.41%.08%3
Uninstalled backlog of $520.1 million
Unguaranteed residuals of only $125.9 million, or 6.4% of leases
Core portfolio increased 8.5% year-over-year
1 Includes operating leases ($65.1 million at June 30, 2012)
2 Excludes acquired portfolios of $253 million and non-accrual loans and leases
3 Annualized

24

TCF Inventory Finance
$832 million of growth during 2012
At June 30, 2012
Electronics & Appliances
Lawn & Garden
Powersports & Other
 (Balances in $ millions)
$4
$469
$792
$625
$1,457
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
12/08
12/09
12/10
12/11
6/12
Focus on lawn and garden products, powersports, consumer electronics and appliances, recreation vehicles and marine products
Experienced and seasoned management
Operates in the U.S. and Canada
290 employees
100% variable-rate receivables
6.07% average yield2
Over 60-day delinquency rate .01%1
Net charge-offs: 2011 2012 .10% .13%2
Credit support from equipment manufacturers
Credit risk spread across more than 8,400 active dealers
1 Excludes non-accrual loans
2 Annualized

25

Auto Finance
Total originations of $507 million year-to-date
At June 30, 2012
(Balances in $ millions)1
Indirect auto finance company headquartered in Anaheim, CA
Experienced and seasoned management team
307 employees
More than 5,400 active dealer relationships
Originating loans to consumers in 35 states
6.89% average yield2
Over 60-day delinquency rate .02%2
2012 net charge-off rate .11%3
Managed portfolio of $780 million
Gains on sales of auto loans -$5.5 million in 2Q12
Originates and services primarily used retail auto loans acquired from franchised and independent dealers across the country
0
50
100
150
200
250
300
12/11
3/12
6/12
$3.6
$139.0
$262.2
Total Originations: $33 $208 $299
1 Excludes loans held for sale and assets serviced for others
2 Excludes non-accrual loans
3 Annualized

26

Commercial Lending
Secured Lending Philosophy
(Balances in $ millions)
At June 30, 2012
$3,646
$3,719
$3,449
$3,523
$3,491
2,000
2,500
3,000
3,500
4,000
12/08
12/09
12/10
12/11
6/12
Commercial real estate –$3.3 billion
31% apartment loans
25% retail services
16% office buildings
12% industrial buildings
Commercial highlights
5.16% average yield1
80% fixed-rate, 20% variable-rate
Over 60-day delinquency rate .17%2
Net charge-offs: 201020112012
1.31%1.15%.57%1
CRE location mix: 93% TCF banking markets, 7% other
Continue to look for strategic expansion opportunities that fit TCF’s profile
New commercial banking division called TCF Capital Funding specializing in asset-based and cash flow lending to smaller middle market companies across the U.S.
1 Annualized
2 Excludes non-accrual loans

27

Consumer Real Estate
At June 30, 2012
(Balances in $ millions)
Loans Originated Before 2005
Loans Originated 2005 to 2007
Loans Originated 2008 and After
$6,895
$6,812
$7,281
$7,156
$7,302
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
12/08
12/09
12/10
12/11
6/12
73% first mortgage lien positions, average loan amount of $121,207
27% junior lien positions, average loan amount
of $42,675
63% fixed-rate, 37% variable-rate
Average home value of $266,7461
Yields: 5.84% fixed-rate2, 5.00% variable-rate2
Over 60-day delinquency rate 1.51%3
Net charge-offs: 201020112012
1.80%2.18%2.07%2
Average FICO score of the retail lending operation:
At origination –728; updated 2Q12 –728
31% of loan balances have been originated since January 1, 2009, with 2012 net charge-offs of .20%2
1 Based on value at origination
2 Annualized
3 Excludes non-accrual loans

28

Appendix
29

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act
Any statements contained in this presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated event

Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this release.  These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Adverse Economic or Business Conditions, Credit and Other Risks  Deterioration in general economic and banking industry conditions, including defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or continued high rates of or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, deposit outflows, deposit account attrition or an inability to increase the number of deposit accounts; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment and securities available for sale portfolios, including declines in commercial or residential real estate values or changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; limitations on TCF’s ability to attract and retain manufacturers and dealers to expand the inventory finance business.

Legislative and Regulatory Requirements  New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks; the imposition of requirements with an adverse impact relating to TCF’s lending, loan collection and other business  activities as a result of the  Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; reduction of interchange revenue from debit card transactions resulting from the Durbin Amendment to the Dodd-Frank Act; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to  collateral value declines; deficiencies in TCF’s compliance under the Bank Secrecy Act in past or future periods, which may result in           (continued)

30

regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity.

Earnings/Capital Risks and Constraints, Liquidity Risks  Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including the phase out of trust preferred securities in tier 1 capital called for by the Dodd-Frank Act, or additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to customer opt-in preferences with respect to overdraft fees on point of sale and ATM transactions or the success of TCF’s reintroduction of the Free Checking product which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues; product additions and of distribution channels (or entry into new markets) for existing products.
Competitive Conditions; Supermarket Branching Risk; Growth Risks  Reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches including the announcement on July 11, 2012 by SUPERVALU that it is exploring strategic alternatives; customers completing financial transactions without using a bank; the effect of any negative publicity; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify our balance sheet through programs or new opportunities; failure to successfully attract and retain new customers; product additions and addition of distribution channels (or entry into new markets) for existing products.

Technological and Operational Matters  Technological or operational difficulties, loss or theft of information, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change.

Litigation Risks  Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, and possible increases in financial obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa.

Accounting, Audit, Tax and Insurance Matters  Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse state or Federal tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities.

31

Reconciliation of GAAP to Non-GAAP Measures –Tangible Realized Common Equity1
Jun. 30,
2012
($000s)
Mar. 31,
2012
Computation of total equity to total assets:
Total equity $1,549,325 $ 1,755,908
Total assets $17,833,457 $ 17,870,597
Total equity to total assets 8.69% 9.83%
Computation of tangible realized
common equity to tangible assets
Total equity $1,549,325 $1,755,908
Less: Non-controlling interest in subsidiaries 18,306 14,937
Total TCF stockholders’ equity 1,531,019 1,740,971
Less:
Preferred stock- 166,721
Goodwill 225,640 225,640
Intangibles 6,803 9,516
Accumulated other comprehensive income 3,27315,703
Tangible realized common equity $1,295,303 $1,323,391
Total assets $17,833,457 $17,870,597
Less:
Goodwill 225,640 225,640
Intangibles 6,803 9,516
Tangible assets $17,601,014 $17,635,441
Total realized common equity to tangible assets 7.36% 7.50%
1 In contrast to GAAP-basis measures, tangible realized common equity excludes the effect of goodwill, other intangibles and accumulated other comprehensive income (loss). Management reviews tangible realized common equity as an ongoing measure and has included this information because of current interest in the industry. The methodology for calculating tangible realized common equity may vary between companies.

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Reconciliation of GAAP to Non-GAAP Measures –Revenue Ratios
($000s)
TCF
2Q12
Banks $10-$50 billion in total assets
1Q12 Average1
$% of Total Assets2
$% of Total Assets2
Computation of non-recurring revenue excluding gains on
sales of securities and non-recurring revenue:
Total non-interest income $112,88 32.53% $57,069 1.24%
Less:
Gains on sales of securities 13,116 1,359
Non-recurring revenue -- 335
Total non-interest income excluding gains on securities
and non-recurring revenue $99,767 2.23% $55,375 1.20%
Computation of total revenue excluding gains on sales of
securities and non-recurring revenue:
Total revenue $311,107 6.96% $205,128 4.33%
Less:
Gains on sales of securities 13,116 1,359
Non-recurring revenue -- 335
Total revenue excluding gains on sales of securities and
non-recurring revenue $297,991 6.67% $203,434 4.29%
Computation of pre-tax pre-provision profit excluding gains on sales of securities and non-recurring revenue:
Total revenue$311,107$205,128
Less non-interest expense 202,989 128,115
Pre-tax pre-provision profit 108,118 2.42% 77,013 1.61%
Less:
Gains on sales of securities 13,116 1,359
Non-recurring revenue -- 335
Pre-tax pre-provision profit excluding gains on sales of
securities and non-recurring revenue $95,002 2.13% $75,319 1.57%
Total Assets $17,870,597 $19,267,907
1 Excludes TCF
2 Annualized

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Reconciliation of GAAP to Non-GAAP Measures –Core Operating Expenses
($ millions)
Computation of core operating expenses:
Total non-interest expense $195 $189 $188 $749 $203
Less:
Loss on termination of debt -- -- -- 551 --
Foreclosed real estate and
repossessed assets, net 13 13 12 11 13
Operating lease depreciation 8 7 7 7 6
Other credit costs, net -- -- -- -- 1
Core operating expenses $174 $169 $169 $180 $183
6/11
9/11
12/11
3/12
6/12

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Reconciliation of GAAP to Non-GAAP Measures –Total Tier 1 Common Capital Ratio1
($000s)
Jun. 30, 2012
$ 1,508,176
$ 14,319,406
10.53%
$1,508,176
166,721
-
14,937
1,326,518
9.26%
Mar. 31, 2012
Total Tier 1 risk-based capital ratio:
Total tier 1 capital $ 1,431,565
Total risk-weighted assets $ 14,357,389
Total tier 1 risk-based capital ratio 9.97%
Computation of tier 1 common capital ratio:
Total tier 1 capital $1,431,565
Less:
Preferred stock-
Qualifying trust preferred securities 115,000
Qualifying non-controlling interest in subsidiaries 18,306
Total tier 1 common capital 1,298,259
Total tier 1 common capital ratio 9.04%
1 In contrast to GAAP-basis measures, the total tier 1 common capital ratio excludes the effect of qualifying trust preferred securities and qualifying non-controlling interest in subsidiaries. Management reviews the total tier 1 common capital ratio as an on-going measure and has included this information because of current interest in the industry. The methodology for calculating total tier 1 common capital may vary between companies.

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Source References & Footnotes
Slide: Corporate Profile
37th largest publicly-traded U.S. based bank holding company –SNL Financial, LC; 3/31/2012
26th largest branch network –SNL Financial, LC; 2Q12
5th largest in campus card relationships -CR80News; April 2012
Slide: What Makes TCF Different
Banks $10-$50 Billion in Total Assets data –SNL Financial LC; 3/31/2012
Slide: Leasing & Equipment Finance
13th largest bank-affiliated leasing company –The Monitor; 2011 Monitor Bank 40
29th largest equipment finance/leasing company –The Monitor; 2012 Monitor 100

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